J.P. MORGAN FUNDS

JPMorgan Alternative Strategies Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 15, 2014

to the Summary Prospectuses dated November 1, 2013

Upcoming Portfolio Manager Changes. Dr. Bala Iyer will be retiring from J.P. Morgan Investment Management Inc. on October 31, 2014. Dr. Iyer will continue to serve on the portfolio management team for JPMorgan Alternative Strategies Fund (the “Fund”) until his retirement.

Effective November 1, 2014, the portfolio manager information for the Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” will be deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Ove Fladberg	2010	Executive Director
Michael Loeffler	2010	Executive Director
Luying Wei	2013	Executive Director
Nicholas W. D’Eramo	2012	Vice President

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-ASF-PM-914